SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                        TO SECTION 113 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        JANUARY 22, 1998
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                               PITNEY BOWES INC.
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            (Exact Name of Registrant as Specified in Its Charter)



                                   DELAWARE
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                (State or Other Jurisdiction of Incorporation)

              1-3579                                       06-0495050
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      (Commission File Number)                 (IRS Employer Identification No.)



   WORLD HEADQUARTERS, STAMFORD, CT                        06926-0700
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(Address of Principal Executive Offices)                   (Zip Code)



                                (203) 351-6489
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             (Registrant's Telephone Number, Including Area Code)




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         (Former Name or Former Address, if Changed Since Last Report)


Item 5. Other Events.

               On January 22, 1998, Pitney Bowes Inc. (the "Registrant") issued $300,000,000 aggregate principal amount of its 5.95% Notes due 2005 (the "Notes").

               The net proceeds of the offering of the Notes was $295,755,000 (before payment by the Registrant of estimated expenses of the offering of $410,000). The Registrant expects to use the net proceeds from the offering of the Notes to repay short-term debt, to acquire finance contracts, to reduce or retire from from time to time other indebtedness and for other general corporate purposes.

Item 7. Exhibits.

     (c) Exhibits

     Exhibit Number         Description of Exhibit
     --------------         ----------------------

     4.1 Global Note representing $200,000,000 aggregate principal amount of the Registrant's 5.95% Notes due 2005

     4.2 Global Note representing $100,000,000 aggregate principal amount of the Registrant's 5.95% Notes due 2005